© wejo Ltd.

© wejo Ltd.

© wejo Ltd.

© wejo Ltd.

• • • • • • • •

© wejo Ltd.

$1,698 $3,316 $5,857 $9,209 $12,953 $16,863 $21,295 $26,209 $31,529 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 Chart Title Payments Insurance FMS leasing Rental and shared mobility Connected assistance Remote diagnostics Traffic Information Audience Measurement $768 $987 $1,244 $1,554 $1,902 $2,234 $2,593 $2,980 $3,397 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 Africa Asia - Pacific Latin America North America Europe

• • • • • • • • • • •

© wejo Ltd.



Traffic Teach-In

Disclaimer

Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this release, including statements regarding the Wejo Group Limited's (the "Company") future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on the Company's current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding the Company's business, the economy and other future conditions.

Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation, those factors described in the Company's filings with the Securities and Exchange Commission (the "SEC").

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the projected financial information, anticipated growth rate and market opportunity of the Company; (ii) the ability to obtain or maintain the listing of the Company's common shares and Company warrants on the NASDAQ Stock Market LLC; (iii) the Company's public securities' potential liquidity and trading; (iv) the Company's ability to raise financing in the future and access to capital facilities; (v) the Company's success in retaining or recruiting, or changes required in, our officers, key employees or directors; (vi) the impact of the regulatory environment and complexities with compliance related to such environment, including compliance with restrictions imposed by federal law and data/privacy law in "internet of things" milieu; (vii) economic impacts including inflation and a potential recession; (viii) the Company's ability to successfully implement cost reduction initiatives; (ix) the impact of war, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; and (x) factors relating to the business, operations and financial performance of the Company and its subsidiaries. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Wejo's Form 10-K for the fiscal ended December 31, 2021 and Wejo's most recent filings with the SEC. All readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Wejo at a Glance

Car Sensors

360 LiDAR | Perimeter LiDAR | Timestamp
Heading | Pressures | EV charge level
Seatbelt warning | Road conditions
Wiper status | Occupancy | Infotainment
Braking | Ignition status | Speed threshold
Radar | Perimeter LiDAR | Impact severity
Signal Change | ABS activation | Infrared



Almost all cars built after 2015 contain sensors that detect things like road conditions, impact severity, speed thresholds and more

GM

RENAULT

Ford Europe

These sensors collect data which is then provided back to the original equipment manufacturer (OEMs)*

wejo

Through 31 OEM, fleet, and Tier 1 partnerships, Wejo receives deidentified and anonymized data, processes, standardizes and generates insights, products, and solutions from over 19M vehicles on platform

OEMs

Once the data is standardized by Wejo, OEMs will be able to use this information to build better and safer vehicles

Traffic Business

This includes applications that assist with public safety, traffic management, mapping, logistics, and retail

End-to-End Insurance

Wejo data provides deep knowledge that has the potential to inform risk and lowers fraud claims which benefits drivers

Audience & Media Msmt.

Using Wejo data, media companies will able to better understand the effectiveness of their advertising products

*Not all OEMs pictured here

Why Wejo

Precision

Connected Vehicle's GPS devices have large antennas on the outside of the car, always providing the best reception. Whereas traditional mobility data sources like mobile phones or telematics dongles suffer from connectivity issues, affecting data precision.

Accuracy

Connected Vehicle Data is a single-source dataset with high data consistency even across different vehicles. Importantly, it also guarantees that the source is a car. Mobile phone data has to be classified by transport mode, which can lead to inaccuracies. Wejo data achieves a precision of under 3 meters 95% of the time, which allows for lane level accuracy.

Sensors

Connected Vehicle Data is generated and transmitted directly from the vehicle. This enables access to a wide range of sensors present in modern automobiles, such as occupancy counts, use of windscreen wipers, autonomous braking, vehicle health warning, and electric vehicle sensor outputs.

Frequency & Latency

Traffic conditions on busy road networks can change in seconds. Decision-makers need a reliable and low-latency data source to respond swiftly and safely. Connected Vehicle Data delivers up to 400 billion data points a month with an update interval of every three seconds. 95% of a datapoints are available to partners in 60 seconds or less.

Intelligence

With data holdings stretching back over three years, Wejo Connected Vehicle Data enables high quality historical analysis for prediction and forecast of real-world traffic conditions. Connected Vehicle Data such as Wejo Real-Time Traffic Intelligence (RTTI™) data is available from all 50 US states (covering over 95% of the US road network) and expanding into Europe and Asia.

Wejo Value Proposition

Partnerships

Microsoft

Palantir

OEMs

gm

RENAULT

Ford Europe

DATA POINTS INGESTED
17.9
TRILLION+

TOTAL VEHICLES
19.8
MILLION

DATA POINTS INGESTED PER DAY
18.4
BILLION

VEHICLES LIVE ON PLATFORM
13.7
MILLION

MILES CURATED
689
BILLION+

Data

Wejo Market Positioning



Historical
Current/Future
Customer Segments
Data Steward
Supplier and protector of data for the customer
Data Intelligence
SaaS Solutions
Universities
DoTs
Civil Engineering
Retail
Utilities
Retail
Universities

CVD Addresses Major Structural Problems for Mobility

Connected Vehicle Data

- **01** Improve Quality of Maps
- **02** Reduces Auto Emissions
- **03** Accelerates EV and AV Adoption
- **04** Reduces Congestion
- **05** Reduces Accidents and Fatalities
- **06** Improve Logistics for Accurate Times

Connected Vehicle Data sits at the center of accelerating a mobility world that is safer, smarter, and more sustainable

Robust Product Roadmap

	Current State	"Smart" Future Capabilities
Wejo Vehicle Movements™	Provides customers with location and journey information for vehicles in real-time	Enact traffic calming measures by understanding seasonality trends for when roads are congested
Wejo Driving Events Select	Organizations are empowered to work towards safer, smarter and more efficient trips by understanding driving events	Access difficult to obtain EV data needed by planners, utilities, and others to design infrastructure for an EV future
Wejo RTTI™	Provides an up-to-the-minute, holistic view of traffic conditions and safety incidents	Maintaining key performance measures for federally mandated reports on road performance for AV and other potential applications
Wejo Journey Traffic Intelligence™	Aggregates unique journey data from millions of connected vehicles, translating billions of data points into easy-to-consume insights	Improve customer engagement with the use of innovative data insights that are unbiased, objective and actionable
Historic Traffic Patterns	Allows customers to understand current road network challenges and address future smart mobility goals by analyzing real-road conditions using historical traffic patterns and trends	Understand current and historical driver behaviors so we can plan, design and operate safer roads moving towards zero deaths on roadways

RTTI Use Case

Logistics

wejo RTTI™ Real-Time Traffic Intelligence

Understand the most effective route from first to last mile to optimize logistics capabilities

Quickly access highly granular and accurate insights about live traffic conditions

Our partnerships with logistics companies validate that we are evolving from a data supplier to an analytics and insight provider which will improve our revenue generation going forward

Data Visualization


Austin, TX

Electric Vehicle Operating System (EVOS): Secure and Universal Platform

The EV Infrastructure OS presents a secure and adaptable platform for mobility players including:

- Government agencies at the local and national level
- Utilities
- Energy companies
- Automakers
- Charging station operators
- Retailers from grocery and gas stations to food and beverage
- Commercial real estate companies with access to parking space
- And more…

EVs are a critical component of meeting ambitious climate goals, but building fast, reliable, and accessible EV charging networks remains one of the greatest barriers to adoption

The EV Infrastructure OS is built to serve any kind of company and organization looking to have a stake in the future of mobility.

By building a bridge between charging station operators, Wejo is establishing a foundation for shared collaboration and network growth.


Data Sources
3rd Party Data Sources
Proprietary Data
wejo
Optional Integration
Open Source Data
IOT
IOT Sensor Data
Palantir
FOUNDRY EV Infrastructure
SITE SELECTION
NETWORK OPTIMIZATION

The EV Infrastructure OS and Wejo's connected vehicle data asset abide by Palantir and Wejo's first class data security practices, ensuring control over owned data, proper data handling, and data anonymization.

Customer Evolution

Current State versus Future State

	Current Services	Future Service Offerings
Logistics	Provide real-time traffic updates to enhance improve delivery times and enhance their global logistics with 30% more visibility to roads in the US using Wejo data	Improve fleet efficiency and reduce resource costs by adjusting activity schedules and leveraging the most optimal routes
Microsoft	Deliver data sets to power their mapping solutions	Mapping verification will help identify new roads, highways, and points of interest
Xouba DRIVEN BY DATA	Using Wejo Connected Vehicle Data, Xouba can accurately determine which traffic-calming measures make the most sense	Through RTTI, Wejo can provide automated anomaly detection, resiliency management, and quicker road fatality response
REKOR	Using Wejo Connected Vehicle Data, Rekor enables DoTs to detect 23% more road incidents	Rekor and Wejo will be able to make DoTs proactive rather than reactive by providing insights to enhance infrastructure to prevent incidents from occurring

Market Opportunity


Total Market Size ($M)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$1,698
$3,316
$5,857
$9,209
$12,953
$16,863
$21,295
$26,209
$31,529
2022
2023
2024
2025
2026
2027
2028
2029
2030
Payments
Insurance
FMS leasing
Rental and shared mobility
Connected assistance
Remote diagnostics
Traffic Information
Audience Measurement


Traffic Market Size ($M)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$768
$987
$1,244
$1,554
$1,902
$2,234
$2,593
$2,980
$3,397
2022
2023
2024
2025
2026
2027
2028
2029
2030
Africa
Asia - Pacific
Latin America
North America
Europe

Source: Ptolemus Consulting Group

Traffic Revenue Illustration

Illustrative	Year 1	>	Year 5
Estimated Global Connected Vehicles (M) [1]	351		611
Connected Vehicles accessible by Wejo (M) [2]	55		205
Traffic addressable vehicles by Wejo (M) [3]	**15**	**>**	**75**
Wejo Projected Unit Economics/Connected Vehicle ($) [4]	1.5	>	8.0
Public (Direct-To-Gvt & Business-To-Gvt)	1.0		4.0
Commercial (Mapping, Nav, Logistics, Retail)	0.5		4.0
Wejo Projected Gross Sales $M	**23**	**>**	**600**

- Net revenue margins expected to grow from 40% > 70% over 5 years
- Traffic connected vehicles are driven by OEM engagement and driver consent
- Gross sales growth driven by volume of vehicles and expansion to new geographies, new products and capabilities, and customer adoption

Revenue illustrations built upon:

- Number of vehicles on Wejo's platform
- Realization of the market projected unit economics per connected vehicle
- Unit economics driven by customer relationships in many forms including:
  - Data licensing
  - Data analytics
  - Visualization subscriptions
  - SaaS
  - Software licensing

1 | Combination of Ptolemus and Gartner global connected vehicle estimates
2 | Wejo management estimated vehicles on platform from current and future data relationships
3 | Ptolemus estimated % of Traffic applicable connected vehicles
4 | Illustrative average unit economics per connected vehicle

These numbers are illustrative of the potential revenue opportunity and are not intended to be actual projections or future revenue guidance

Summary

We are the market leader for connected vehicle data in the Traffic space

OEMs, partnerships, technology platform, and our extensive data assets create a sustainable competitive advantage

Wejo has evolved from providing data sets to providing software solutions that generate recurring revenue or have a subscription component

Our connected vehicle data platform powers logistics and mapping solutions for some of the largest enterprises in the world

The Traffic Product Vertical has an opportunity set that can be worth hundreds of millions of dollars to Wejo